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                                                                      EXHIBIT 10

                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of June 29, 2001(this "Amendment"), amends the Credit Agreement, dated as of June 30, 2000 (the "Credit Agreement"), among Integra Bank Corporation (the "Borrower"), the various financial institutions parties thereto (collectively, the "Lenders") and Bank One, NA, as agent (the "Agent") for the Lenders. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Lenders to extend certain credit facilities to the Borrower from time to time; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 AMENDMENTS. Effective as of the date hereof, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.6 below.

         1.1 Facility Termination Date. The definition of "Facility Termination Date" in Article I of the Credit Agreement is hereby amended by the deletion of the date "June 29, 2001" and the substitution of the date "June 28, 2002" therefor.

         1.2 Applicable Margin. The definition of "Applicable Margin" in Article I of the Credit Agreement is hereby amended to state in its entirety as follows:

             "Applicable Margin" means, (i) with respect to Floating Rate Loans, 0% per annum and (ii) with respect to Eurodollar Loans, (A) 1.00% per annum during any period when the outstanding principal amount of the Advances is less than 50% of the Aggregate Commitments and (B) 1.25% per annum during any period when the outstanding principal amount of the Advances is greater than or equal to 50% of the Aggregate Commitments.

         1.3 Loan Loss Reserves. The following definition of "Loan Loss Reserves" is hereby added to Article I in proper alphabetical order:

             "Loan Loss Reserves" means reserves maintained by a Person against loan losses in accordance with Regulatory Accounting Principles.

         1.4 Consolidated Net Worth. Section 6.14(a) of the Credit Agreement is hereby amended by the deletion of the date "December 31, 1999" and the substitution therefor of the date "December 31, 2000."

         1.5 Ratio of Loan Loss Reserves to Non-Performing Assets. Section 6.14 of the Credit Agreement is hereby amended by the addition of the following at the end:

             (c) Its ratio of Loan Loss Reserves to Non-Performing Assets to be less than 0.75 to 1.0 as of June 30, 2001 or 0.80 to 1.0 as of December 31, 2001.

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         1.6 Double Leverage Ratio. Section 6.16 of the Credit Agreement is
hereby amended by the deletion of the number "1.15" and the substitution of the number "1.20" therefore.

         SECTION 2 CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied, and notice thereof shall have been given by the Agent to the Borrower and the Lenders.

         2.1 Receipt of Documents. The Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Agent, and in form and substance satisfactory to the
Agent:

             (a) Amendment. This Amendment, duly executed by the Borrower, the Agent and the Lenders.

             (b) Secretary's Certificate. A certificate of the secretary or an assistant secretary of the Borrower, as to (i) resolutions of the Board of Directors of the Borrower then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other document described herein, and (ii) the incumbency and signatures of those officers of the Borrower authorized to act with respect to this Amendment and each other document described herein.

             (c) Opinion of Counsel. An opinion, addressed to the Agent and all Lenders, from counsel to the Borrower.

         2.2 Amendment Fee. The Borrower shall have paid an amendment fee to the Agent for the account of each of the Banks equal to 0.05% of said Bank's Commitment.

         2.3 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Borrower shall be true and correct (and the Borrower, by its execution of this Amendment, hereby represents and warrants to the Agent and each Lender that such statements are true and correct as at such times):

             (a) the representations and warranties set forth in Article V of the Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

             (b) no Default or Unmatured Default shall have then occurred and be continuing.

         SECTION 3 REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Agent and each Lender as follows:

         3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not

             (a) contravene the Borrower's articles or certificate of incorporation or by-laws;

             (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower; or

             (c) result in, or require the creation or imposition of, any Lien on any of the Borrower's properties.


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             3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower.

             3.3 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

         SECTION 4  MISCELLANEOUS.

         4.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

         4.2 Payment of Costs and Expenses. The Borrower agrees to pay on demand all expenses of the Agent (including the fees and out-of-pocket expenses of counsel to the Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

         4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         4.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         4.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         4.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

         4.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                          INTEGRA BANK CORPORATION


                                          By /s/ James E. Adams
                                             -----------------------------------
                                             Title: Executive Vice President
                                                   -----------------------------



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                                          BANK ONE, NA,
                                          individually and as Agent


                                          By /s/ Jennings F. Werner
                                             -----------------------------------
                                             Title: Managing Director
                                                   -----------------------------


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                                          FIRSTAR BANK, N.A.


                                          By /s/ John Beggs
                                             -----------------------------------
                                             Title: Vice President
                                                   -----------------------------



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                                          THE NORTHERN TRUST COMPANY


                                          By /s/ Alisa Waxman
                                             -----------------------------------
                                             Title: Vice President
                                                    ----------------------------